SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    March 25, 2004



                              COMFORCE Corporation
             (Exact name of registrant as specified in its charter)


               Delaware                                1-6081                     36-2262248
               --------                                ------                     ----------
    (State or other jurisdiction of           (Commission File Number)               (IRS
            incorporation)                                                         Employer
                                                                              Identification No.)



415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York              11797
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:      (516) 437-3300




           -----------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits

          (c)  Exhibits.

          99.1 Press release issued March 25, 2004

Item 12. Results of Operations and Financial Condition

On March 25, 2004, COMFORCE Corporation announced its financial results for the fiscal year and fiscal quarter ended December 28, 2003. A copy of the press release is furnished to the Securities and Exchange Commission as Exhibit 99.1 hereto.

The information in this report is being furnished, not filed. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by the registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMFORCE Corporation

By: /s/ Harry V. Maccarrone
   -------------------------
     Harry V. Maccarrone
     Executive Vice President and Chief Financial Officer

Dated: March 25, 2004

                                  EXHIBIT INDEX

Item                                   Description
99.1                                   Press release issued March 25, 2004